EXHIBIT 32.1
                                                                    ------------
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Myron Levy, Vice Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      Date:    December 9, 2004

                                      By:         /s/ Myron Levy
                                               ------------------------------
                                      Name:     Myron Levy
                                      Title:   Vice Chairman of the Board and
                                               Chief Executive Officer